EXECUTION COPY

LETTER WAIVER

Dated as of November 5, 2007

To the banks, financial institutions
and other institutional lenders
(collectively, the "Lenders")
parties to the Credit Agreement
referred to below and to Wachovia Bank,
National Association, as agent (the "Agent") for the Lenders

Ladies and Gentlemen:

We refer to the Five Year Credit Agreement dated as of May 25, 2007 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

As described in the Borrower's press release, dated October 29, 2007, the Borrower's Audit Committee has undertaken an independent review of the Borrower's vendor program funds. The review relates principally to the timing of the recognition of certain vendor program funds and may result in the need for the Borrower to delay delivery of its financial statements required to be delivered under the Credit Agreement, delay certain of its filings with the Securities and Exchange Commission and to restate its financial statements for prior periods, and that such a restatement, if necessary, may also result in certain other out-of-period entries made in prior periods, unrelated to the referenced events, be reclassified to the appropriate prior period. The Borrower has requested, and the Required Lenders have agreed, to waive the impact of the matters described above, including, without limitation, the impact of the events described in the foregoing sentence, (a) to the extent that any restatements of the Borrower's financial statements for prior financial periods do not result in a net reduction in the aggregate reported earnings of the Borrower for all periods affected of more than $40,000,000 in the aggregate, and (b) with respect to the delay in delivery of the financial statements required to be delivered under the Credit Agreement, to the extent that such delay does not extend beyond December 15, 2007 (the "Waived Matters").

We hereby request that you evidence your agreement to waive, solely for the period commencing on the date first above written through the Waiver Termination Date (as defined below), solely with respect to Waived Matters, any breach of Section 5.01(i) of the Credit Agreement or resulting Event of Default under Section 6.01(c)(i) of the Credit Agreement by execution of this Letter Waiver.

On the Waiver Termination Date, without any further action by the Agent and the Lenders, all of the terms and provisions set forth in the Credit Agreement with respect to Defaults or Events of Default thereunder that are waived hereunder and not cured prior to the Waiver Termination Date shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement with respect to any such Defaults or Events of Default as though no waiver had been granted by them hereunder. The "Waiver Termination Date" is the earlier of (a) December 15, 2007 and (b) the date, if any, that holders of any Debt outstanding in a principal or notional amount of at least $50,000,000 shall accelerate or give notice of acceleration of such Debt.

This Letter Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders. The effectiveness of this Letter Waiver is conditioned upon the accuracy of the factual matters described herein in all material respects. The effectiveness of this Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

The Credit Agreement and the Notes, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Susan Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

OFFICE DEPOT, INC.

By Jenny Boese
Title: Vice President, Treasurer

Agreed as of the date first above written:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By____________________
Title:

Reviewed and approved as to form and legality by: Office Depot Legal Department
Attorney/ Paralegal: [signature]
Date: Nov 1, 2007

CITICORP USA, INC.

By____________________
Title:

This Letter Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders. The effectiveness of this Letter Waiver is conditioned upon the accuracy of the factual matters described herein in all material respects. The effectiveness of this Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

The Credit Agreement and the Notes, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Susan Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

OFFICE DEPOT, INC.

By____________________________
Title:

Agreed as of the date first above written:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

Beth Rue

Beth Rue
Vice President

CITICORP USA, INC.

By________________________
Title:

"Waiver Termination Date" is the earlier of (a) December 15, 2007 and (b) the date, if any, that holders of any Debt outstanding in a principal or notional amount of at least $50,000,000 shall accelerate or give notice of acceleration of such Debt.

This Letter Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders. The effectiveness of this Letter Waiver is conditioned upon the accuracy of the factual matters described herein in all material respects. The effectiveness of this Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

The Credit Agreement and the Notes, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Susan Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

OFFICE DEPOT, INC.

By__________________________
Title:

Agreed as of the date first above written:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By__________________________
Title:

CITICORP USA, INC.

By__________________________
Title:
JOHN McQUISTON
Vice President & Director

NYDOCS03/848433

BNP PARIBAS

By ______________________
Title: Managing Director

By ______________________
Title: Vice President

BANK OF AMERICA, N.A.

By ______________________
Title:

JPMORGAN CHASE BANK, N.A.

By ______________________
Title:

FIFTH THIRD BANK

By ______________________
Title:

FORTIS CAPITAL CORP.

By ______________________
Title:

By ______________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By ______________________
Title:

SUNTRUST BANK

By ______________________
Title:

BNP PARIBAS

By___________________________
Title:

By___________________________
Title:

BANK OF AMERICA, N.A.

By___________________________
Title: VICE PRESIDENT

JPMORGAN CHASE BANK, N.A.

By___________________________
Title:

FIFTH THIRD BANK

By___________________________
Title:

FORTIS CAPITAL CORP.

By___________________________
Title:

By___________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By___________________________
Title:

SUNTRUST BANK

By___________________________
Title:

BNP PARIBAS

By______________________________
Title:

By______________________________
Title:

BANK OF AMERICA, N.A.

By______________________________
Title:

JPMORGAN CHASE BANK, N.A.

By______________________________
Title: MANAGING DIRECTOR

FIFTH THIRD BANK

By______________________________
Title:

FORTIS CAPITAL CORP.

By______________________________
Title:

By______________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By______________________________
Title:

SUNTRUST BANK

By______________________________
Title:

BNP PARIBAS

By____________________________
Title:

By____________________________
Title:

BANK OF AMERICA, N.A.

By____________________________
Title:

JPMORGAN CHASE BANK, N.A.

By____________________________
Title:

FIFTH THIRD BANK

By____________________________
Title: Vice President

FORTIS CAPITAL CORP.

By____________________________
Title:

By____________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By____________________________
Title:

SUNTRUST BANK

By____________________________
Title:

BNP PARIBAS

By________________________
Title:

By________________________
Title:

BANK OF AMERICA, N.A.

By________________________
Title:

JPMORGAN CHASE BANK, N.A.

By________________________
Title:

FIFTH THIRD BANK

By________________________
Title:

FORTIS CAPITAL CORP.

By Timothy Streb
Title: Managing Director

By Daniel M. Jaffe
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC

By________________________
Title:

SUNTRUST BANK

By________________________
Title:

BNP PARIBAS

By________________________
Title:

By________________________
Title:

BANK OF AMERICA, N.A.

By________________________
Title:

JPMORGAN CHASE BANK, N.A.

By________________________
Title:

FIFTH THIRD BANK

By________________________
Title:

FORTIS CAPITAL CORP.

By________________________
Title:

By________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By Belinda Tucker
Title: Senior Vice President

SUNTRUST BANK

By________________________
Title:

BNP PARIBAS

By___________________________
Title:

By___________________________
Title:

BANK OF AMERICA, N.A.

By___________________________
Title:

JPMORGAN CHASE BANK, N.A.

By___________________________
Title:

FIFTH THIRD BANK

By___________________________
Title:

FORTIS CAPITAL CORP.

By___________________________
Title:

By___________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By___________________________
Title:

SUNTRUST BANK

By [signature]
Title: Managing Director

UBS LOAN FINANCE LLC

By________________________
Title:

By________________________
Title:

THE BANK OF NOVA SCOTIA

By________________________
Title:

MORGAN STANLEY BANK

By________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By________________________
Title:

By________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By________________________
Title:

UNION BANK OF CALIFORNIA, N.A.

By________________________
Title:

Morgan Stanley Bank
2500 Lake Park Blvd.
West Valley City, UT 84120

tel 801 902-4700
fax 801 902-1087

Morgan Stanley

UBS LOAN FINANCE LLC

By____________________________
Title:

By____________________________
Title:

THE BANK OF NOVA SCOTIA

By____________________________
Title:

MORGAN STANLEY BANK

By [signature]
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By____________________________
Title:

By____________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By____________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By____________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By____________________________
Title:

UNION BANK OF CALIFORNIA, N.A.

UBS LOAN FINANCE LLC

By____________________________
Title:

By____________________________
Title:

THE BANK OF NOVA SCOTIA

By____________________________
Title:

MORGAN STANLEY BANK

By____________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By [signature]
Title: Senior Vice President

WILLIAM STREET COMMITMENT CORPORATION

By____________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By____________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By____________________________
Title:

UNION BANK OF CALIFORNIA, N.A.

By____________________________
Title:

UBS LOAN FINANCE LLC

By________________________
Title:

By________________________
Title:

THE BANK OF NOVA SCOTIA

By________________________
Title:

MORGAN STANLEY BANK

By________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By________________________
Title:

By________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

(Recourse only to the assets of William Street Commitment Corporation)

By________________________
Name: Mark Walton
Title: Assistant Vice-President

U.S. BANK, NATIONAL ASSOCIATION

By________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By________________________
Title:

UNION BANK OF CALIFORNIA, N.A.

UBS LOAN FINANCE LLC

By____________________________
Title:

By____________________________
Title:

THE BANK OF NOVA SCOTIA

By____________________________
Title:

MORGAN STANLEY BANK

By____________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By____________________________
Title:

By____________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By____________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By Veronica Narrusitta
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION

By____________________________
Title:

UNION BANK OF CALIFORNIA, N.A.

By____________________________
Title:

UBS LOAN FINANCE LLC

By____________________________
Title:

By____________________________
Title:

THE BANK OF NOVA SCOTIA

By____________________________
Title:

MORGAN STANLEY BANK

By____________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By____________________________
Title:

By____________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By____________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By____________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By____________________________
Title:

UNION BANK OF CALIFORNIA, N.A.

By Ching Lim
Title: Ching Lim
Vice President

Post-it® Fax Note 7671 | Date | # of pages ▶ 1
To Susan Hobart | From Ching Lim
Co./Dept. | Co.
Phone # | Phone # 212 236 5791
Fax # 646 848-7847 | Fax #

NYDOCS03/848493.2

MIZUHO CORPORATE BANK, LTD.

By ________________________
Title: Deputy General Manager